UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2026

FORTRESS VALUE ACQUISITION CORP. V

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43167	98-1901881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas

46th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 798-6100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FVAV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 27, 2026, Fortress Value Acquisition Corp. V (the “Company”) consummated its initial public offering (the “IPO”) of 25,000,000 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”). The Class A Ordinary Shares were sold at a price of $10.00 per Class A Ordinary Share, generating gross proceeds to the Company of $250,000,000. The Company has granted the underwriter a 45-day option to purchase up to an additional 3,750,000 Class A Ordinary Shares to cover over-allotments, if any.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 200,000 Class A Ordinary Shares (the “Private Placement Shares”) to Fortress Value Acquisition Sponsor V LLC, the Company’s sponsor, at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of approximately $2,000,000.

A total of $250,000,000, comprised of $249,750,000 of the proceeds from the IPO (which amount includes $13,750,000 of the underwriter’s deferred discount, or up to $15,812,500 if the underwriter’s over-allotment option is exercised in full) and $250,000 of the proceeds from the Private Placement, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of February 27, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of February 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS VALUE ACQUISITION CORP. V

By:	/s/ John Konawalik
	Name:	John Konawalik
	Title:	Chief Financial Officer

Dated: March 5, 2026

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